Exhibit 1.1

Execution Version

1,956,234 Common Units

GLOBAL PARTNERS LP

Representing Limited Partner Interests

UNDERWRITING AGREEMENT

March 23, 2015

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Each person or entity (each, a “Selling Unitholder”) named on Schedule 4 attached hereto, proposes to sell an aggregate of 1,956,234 common units (the “Units”), representing limited partner interests (the “Common Units”) in Global Partners LP, a Delaware limited partnership (the “Partnership”), with each Selling Unitholder selling the amount set forth opposite such Selling Unitholder’s name on Schedule 4 hereto, to Barclays Capital Inc., as underwriter (the “Underwriter”) named in this agreement (this “Agreement”).

This is to confirm the agreement among the Partnership, Global GP LLC, a Delaware limited liability company (the “General Partner”), Global Operating LLC, a Delaware limited liability company (“Global Operating” and, together with the Partnership and the General Partner, the “Partnership Parties”) and the Selling Unitholders, on the one hand, and the Underwriter, on the other hand, concerning the purchase of the Units from the Selling Unitholders by the Underwriter.  Global Companies LLC, a Delaware limited liability company (“Global Companies”), Global Montello Group Corp., a Delaware corporation (“Global Montello”), Global Partners Energy Canada ULC, an Alberta unlimited liability company (“GPEC”), Warren Equities, Inc., a Delaware corporation (“Warren”), Warex Terminals Corporation, a New York corporation (“Warex”), Drake Petroleum Company, Inc., a Massachusetts corporation (“Drake”), Puritan Oil Company, Inc., a New Jersey corporation, (“Puritan”), Maryland Oil Company, a Delaware corporation (“Maryland Oil”), Chelsea Sandwich LLC, a Delaware limited liability company (“Chelsea Sandwich”), Glen Hes Corp., a Delaware corporation (“Glen Hes”), Global Energy Marketing LLC, a Delaware limited liability company (“Global Marketing”), Global Energy Marketing II LLC, a Delaware limited liability company (“Global Marketing II”), Alliance Energy LLC, a Massachusetts limited liability company (“Alliance”), Bursaw Oil LLC, a Massachusetts limited liability company (“Bursaw Oil”), Global CNG LLC, a Delaware limited liability company (“Global CNG”) and Cascade Kelly Holdings LLC, an Oregon limited liability company (“Cascade Kelly”) are herein referred to as the “Operating Subsidiaries.”  The Partnership Parties and the Operating Subsidiaries are herein referred to as the “Partnership Entities.”

1.                                      Representations, Warranties and Agreements of the Partnership Parties.  The Partnership Parties, jointly and severally, represent, warrant and agree that:

(a)                                 Registration; Definitions; No Stop Order. A registration statement on Form S-3 relating to the Units (File No. 333-181211) has (i) been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii)  been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act.  Copies of such registration statement and any amendment thereto have been made available by the Partnership to you as the Underwriter.  As used in this Agreement:

(i)                                     “Applicable Time” means 8:15 a.m. (New York City time) March 24, 2015;

(ii)                                  “Base Prospectus” means the base prospectus filed as part of the Registration Statement, in the form in which it has most recently been amended on or prior to the date hereof, relating to the Units;

(iii)                               “Effective Date” means any date as of which any part of such registration statement relating to the Units became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iv)                              “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) identified in Schedule 1 hereto, prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Units;

(v)                                 “Preliminary Prospectus” means any preliminary prospectus relating to the Units, including the Base Prospectus and any preliminary prospectus supplement thereto relating to the Units included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;

(vi)                              “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Schedule 3 hereto and each Issuer Free Writing Prospectus, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations;

(vii)                           “Prospectus” means the final prospectus relating to the Units, including the Base Prospectus and any prospectus supplement thereto relating to the Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(viii)                        “Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.

Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be.  Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) of the Rules and Regulations prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to or on the date hereof).  Except as otherwise provided in the preceding sentence, any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include the most recent annual report of the Partnership on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement.  The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission.

(b)                                 Not an Ineligible Issuer. The Partnership was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Partnership or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Units, is not on the date hereof and will not be on the Delivery Date an “ineligible issuer” (as defined in Rule 405).  The Partnership has been since the time of initial filing of the Registration Statement and continues to be eligible to use Form S-3 for the offering of the Units.

(c)                                  Form of Documents. The Registration Statement conformed and will conform in all material respects on the latest Effective Date and on the Delivery Date, and any amendment to the Registration Statement filed after the date hereof and prior to the Delivery Date will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations.  The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and on the Delivery Date, to the requirements of the Securities Act and the Rules and Regulations.  The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(d)                                 Registration Statement. The Registration Statement did not, as of the latest Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership (i) by or on behalf of the Underwriter specifically for inclusion therein, which information is specified in Section 9(f) and (ii) by or on behalf of any Selling Unitholder specifically for inclusion therein, which information is specified in Section 9(g).

(e)                                  Prospectus. The Prospectus will not, as of its date and on the Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership (i) by or on behalf of the Underwriter specifically for inclusion therein, which information is specified in Section 9(f) and (ii) by or on behalf of any Selling Unitholder specifically for inclusion therein, which information is specified in Section 9(g).

(f)                                   Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership (i) by or on behalf of the Underwriter specifically for inclusion therein, which information is specified in Section 9(f) and (ii) by or on behalf of any Selling Unitholder specifically for inclusion therein, which information is specified in Section 9(g).

(g)                                  Each Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus, if any, conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with all prospectus delivery and any filing requirements applicable to any such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriter, except as set forth on Schedule 1 hereto.  The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses, if any, that were not required to be filed pursuant to the Rules and Regulations.

(h)                                 Formation and Qualification of the Partnership. The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) with full partnership power and authority to own or lease its properties and to conduct its business in all material respects as described in the Registration Statement.  The Partnership is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure to so register or qualify would not (i) have a material adverse effect on the condition (financial or otherwise), business, assets, results of operations or prospects of the Partnership Parties, taken as a whole, or on the performance by the Partnership Parties or the Selling Unitholders of their respective obligations under this Agreement (a “Material Adverse Effect”), or (ii) subject the limited partners of the Partnership to any material liability or disability.

(i)                                     Formation and Qualification of the General Partner, Global Operating, Global Companies, Global Marketing, Global Marketing II, Chelsea Sandwich and Global CNG.  Each of the General Partner, Global Operating, Global Companies, Global Marketing, Global Marketing II, Chelsea Sandwich and Global CNG has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act (the “Delaware LLC Act”) with full limited liability company power and authority to own or lease its properties and to conduct its business, and, in the case of the General Partner, to act as general partner of the Partnership.  Each of the General Partner, Global Operating, Global Companies, Global Marketing, Global Marketing II, Chelsea Sandwich and Global CNG is, or at the Delivery Date will be, duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(j)                                    Formation and Qualification of Global Montello, Glen Hes, Warren and Maryland Oil.  Each of Global Montello, Glen Hes, Warren and Maryland Oil has been duly incorporated and is validly existing in good standing as a corporation under the Delaware General Corporation Law (the “DGCL”) with full corporate power and authority to own or lease its properties and to conduct its business.  Each of Global Montello, Glen Hes, Warren and Maryland Oil is, or at the Delivery Date will be, duly registered or qualified as a foreign corporation for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(k)                                 Formation and Qualification of Alliance and Bursaw Oil.  Each of Alliance and Bursaw Oil has been duly formed and is validly existing in good standing as a limited liability company under the Massachusetts Limited Liability Company Act with full limited liability company power and authority to own or lease its properties and conduct its business.  Each of Alliance and Bursaw Oil is, or at the Delivery Date will be, duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(l)                                     Formation and Qualification of Cascade Kelly.  Cascade Kelly has been duly formed and is validly existing as a limited liability company under the Oregon Limited Liability Company Act with full limited liability company power and authority to own or lease its properties and conduct its business.  Cascade Kelly is, or at the Delivery Date will be, duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(m)                             Formation and Qualification of GPEC.  GPEC has been duly formed and is validly existing as an unlimited liability company under the Alberta Business Corporations Act with full unlimited liability company power and authority to own or lease its properties and conduct its business.  GPEC is, or at the Delivery Date will be, duly registered or qualified as a foreign unlimited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(n)                                 Formation and Qualification of Warex.  Warex has been duly formed and is validly existing as a corporation under the New York Business Corporation Law with full corporate power and authority to own or lease its properties and conduct its business.  Warex is, or at the Delivery Date will be, duly registered or qualified as a corporation for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(o)                                 Formation and Qualification of Drake.  Drake has been duly formed and is validly existing as a corporation under the Massachusetts Business Corporations Act with full corporate power and authority to own or lease its properties and conduct its business.  Drake is, or at the Delivery Date will be, duly registered or qualified as a corporation for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(p)                                 Formation and Qualification of Puritan.  Puritan has been duly formed and is validly existing as a corporation under the New Jersey Business Corporation Act with full corporate power and authority to own or lease its properties and conduct its business.  Puritan is, or at the Delivery Date will be, duly registered or qualified as a corporation for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(q)                                 Ownership of the General Partner. Richard Slifka, trusts for the benefit of family members of Alfred Slifka and Richard Slifka, Larea Holdings LLC, a Delaware limited liability company (“Larea”), and Larea Holdings II LLC, a Delaware limited liability company (“Larea II”), own all of the membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the Third Amended and Restated Limited Liability Company Agreement of the General Partner (the “General Partner LLC Agreement”) and are fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and each member of the General Partner owns its membership interest in the General Partner free and clear of all liens, encumbrances, security interests, charges or claims (“Liens”), except restrictions on transferability contained in the General Partner LLC Agreement and the organizational documents of each such member, as applicable.

(r)                                    Ownership of the General Partner Interest in the Partnership.  As of the date hereof, the General Partner is the sole general partner of the Partnership with a 0.74% general partner interest in the Partnership as of the date hereof; such general partner interest has been duly authorized and validly issued in accordance with the Third Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all Liens, except restrictions on transferability contained in the Partnership Agreement, the Second Amended and Restated Credit Agreement, dated December 16, 2013, by and among the Partnership, Global Operating, Global Companies, Global Montello, Chelsea Sandwich, Global Marketing, Global Marketing II, Glen Hes, Alliance, GLP Finance (as defined below), Global CNG and Cascade Kelly, Bank of America, N.A., as administrative agent, and the other financial institutions party thereto, as amended (the “Credit Agreement”), and the Indenture governing the 6.25% Senior Notes due 2022 of the Partnership and GLP Finance Corp., a Delaware corporation (“GLP Finance”), as amended (the “Indenture”).

(s)                                   Capitalization of the Partnership.  As of the date hereof, the issued and outstanding limited partner interests of the Partnership consist of 30,995,563 Common Units and the Incentive Distribution Rights (as such term is defined in the Partnership Agreement).  All such Common Units and Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

(t)                                    Ownership of Global Operating.  The Partnership owns a 100% membership interest in Global Operating; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Global Operating (the “Global Operating LLC Agreement”) and is fully paid (to the extent required under the Global Operating LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens, other than those created pursuant to the Credit Agreement and the Indenture.

(u)                                 Ownership of Global Companies, Chelsea Sandwich, Global Marketing, Global Marketing II, Glen Hes, Alliance, Cascade Kelly, Global CNG, Bursaw Oil, GPEC, Warren, Warex, Drake, Puritan and Maryland Oil.  Global Operating owns a 100% membership interest in each of Global Companies, Chelsea Sandwich, Global Marketing, Global Marketing II, Alliance, Cascade Kelly and Global CNG, 100% of the capital stock of Global Montello and 100% of the capital stock of GPEC; Global Companies owns 100% of the capital stock of Glen Hes; Alliance owns a 100% membership interest in Bursaw Oil; Global Montello owns 100% of the capital stock of Warren; and Warren owns 100% of the capital stock of each of Puritan Oil, Warex, Drake and Maryland Oil; in each case free and clear of all Liens, other than those created pursuant to the Credit Agreement and the Indenture.  In the case of Operating Subsidiaries that are limited liability companies, such membership interests have been duly authorized and validly issued in accordance with their respective limited liability company agreement (collectively, the “Operating Subsidiary LLC Agreements”) and are fully paid (to the extent required under the applicable Operating Subsidiary LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act and Chapter 156C, Sections 35 and 46 of the Massachusetts Limited Liability Company Act).  In the case of Operating Subsidiaries that are corporations, such capital stock has been duly authorized and validly issued in accordance with the DGCL and the charters and bylaws of such corporations and is fully paid and nonassessable.

(v)                                 No Other Subsidiaries.  Other than the ownership interests in Global Operating, GLP Finance, Global Companies, Global Montello, Chelsea Sandwich, Global Marketing, Global Marketing II, Glen Hes, Alliance, Cascade Kelly, Global CNG, Bursaw Oil, Global Partners Energy Canada ULC, Basin Transload, LLC, GPEC, Warren, Warex, Drake, Puritan and Maryland Oil, the Partnership does not own, directly or indirectly, and at the Delivery Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.  Other than its ownership of its partnership interests in the Partnership, the General Partner does not own, and at the Delivery Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.  GLP Finance was formed for the sole purpose of being a co-issuer of the Partnership’s debt and has no operating assets.

(w)                               Valid Issuance of the Units.  The Units to be sold by the Selling Unitholders to the Underwriter hereunder have been duly authorized and validly issued,

fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act) and conform in all material respects to the description thereof contained in the most recent Preliminary Prospectus.

(x)                                 No Preemptive Rights, Registration Rights or Options.  Except as described in the most recent Preliminary Prospectus and for restrictions on transfer contained in the Organizational Documents (as defined below), the Credit Agreement and the Indenture, there are no (i) preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of the Partnership or (ii) outstanding options or warrants to purchase any equity securities in the Partnership.  Except for such rights that have been waived or as described in the Pricing Disclosure Package, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of any of the Partnership Entities.

(y)                                 Authority and Due Authorization.  Each of the Partnership Parties has all requisite partnership or limited liability company power and authority, as the case may be, to execute and deliver this Agreement and perform its respective obligations hereunder.  On the Delivery Date, all corporate, partnership and limited liability company action, as the case may be, required to be taken by any of the Partnership Entities or any of their respective stockholders, members or partners for the execution and delivery by the Partnership Parties of this Agreement and the consummation of the transactions contemplated by this Agreement shall have been validly taken.

(z)                                  Authorization of this Agreement.  This Agreement has been duly authorized and validly executed and delivered by each of the Partnership Parties.

(aa)                          Enforceability of Agreements.

(i)                                     The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms;

(ii)                                  The General Partner LLC Agreement has been duly authorized, executed and delivered by Alfred Slifka, Richard Slifka, trusts for the benefit of certain family members of Alfred Slifka and Richard Slifka, Larea and Larea II and is a valid and legally binding agreement of the Estate of Alfred Slifka, Richard Slifka, trusts for the benefit of certain family members of Alfred Slifka and Richard Slifka, Larea and Larea II, enforceable against the Estate of Alfred Slifka, Richard Slifka, trusts for the benefit of certain family members of Alfred Slifka and Richard Slifka, Larea and Larea II in accordance with its terms;

(iii)                               The Global Operating LLC Agreement has been duly authorized, executed and delivered by the Partnership and is a valid and legally binding agreement of the Partnership in accordance with its terms;

(iv)                              The limited liability company agreement of Bursaw Oil (the “Bursaw Oil LLC Agreement”) has been duly authorized, executed and delivered by Alliance, and is a validly and legally binding agreement of Alliance in accordance with its terms; and

(v)                                 Each Operating Subsidiary LLC Agreement, other than the Bursaw Oil LLC Agreement, has been duly authorized, executed and delivered by Global Operating and is a valid and legally binding agreement of Global Operating in accordance with its terms;

provided that, with respect to each agreement described in this Section 1(aa), the enforceability thereof may be limited by (x) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) (the “Enforceability Exceptions”), and (y) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

The Partnership Agreement, the General Partner LLC Agreement, the Global Operating LLC Agreement, the Bursaw Oil LLC Agreement and the Operating Subsidiary LLC Agreements are herein collectively referred to as the “Organizational Agreements.”  The Organizational Agreements, together with the certificates of limited partnership or formation or certificates of incorporation, bylaws and other organizational documents of the Partnership Entities are herein referred to as the “Organizational Documents.”

(bb)                          No Conflicts.  None of (i) the offering and sale by the Selling Unitholders of the Units or (ii) the execution, delivery and performance of this Agreement by the Partnership Parties or the consummation of the transactions contemplated hereby (A) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents, (B) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, or result in the creation or imposition of any Lien upon any property or asset of the Partnership Parties pursuant to, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them or any of their respective properties or assets may be bound or subject or (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is a party, except in the cases of clauses (B) and (C) above, for any such conflict, breach, violation, default or Lien that would not, individually or in the aggregate, have a Material Adverse Effect.

(cc)                            No Consents.  No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body having jurisdiction over any of the Partnership Entities or any of their respective properties or assets is required for the offering and sale by the Selling Unitholders of the Units, the execution, delivery and performance by the Partnership, or the consummation by the Partnership Parties of the transactions contemplated by this Agreement, except for such permits, consents, approvals, authorizations, orders, registrations, filings or qualifications required under the Securities Act, the Exchange Act, the Rules and Regulations and state securities or “Blue Sky” laws and applicable rules and regulations under such laws.

(dd)                          No Default.  No Partnership Entity (i) is in violation of its Organizational Documents, (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute, law or regulation or any order, rule, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or its property or assets directed to any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is a party or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation, failure or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ee)                            Other Sales.  The Partnership has not sold or issued any securities that would be integrated with the offering of the Units contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.

(ff)                              No Material Adverse Change, Liabilities, Material Contracts or Distributions.  Since the date of the most recent financial statements of the Partnership included or incorporated by reference in the most recent Preliminary Prospectus, (i) no Partnership Entity has (A) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (B) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business; or (C)  entered into any material transaction not in the ordinary course of business; (ii) the Partnership has not declared or paid any distribution on its Common Units other than regular quarterly pro rata distributions to holders of Common Units; and (iii) there has not been any change in the net current assets or long-term debt of a Partnership Entity, in the case of clauses (i) or (iii), as could, in the aggregate, reasonably be expected to have a Material Adverse Effect, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, properties, management, business or prospects of the Partnership Entities taken as a whole, in each case except as described in the most recent Preliminary Prospectus.

(gg)                            Independent Public Accountants.  Ernst & Young LLP, who has certified certain financial statements of the Partnership included in the most recent Preliminary

Prospectus, is an independent registered public accounting firm with respect to the Partnership as required by the Securities Act, the Rules and Regulations and the regulations of the Public Company Accounting Oversight Board.

(hh)                          Financial Statements.  At December 31, 2014, the Partnership would have had, on the consolidated, as adjusted basis indicated in the most recent Preliminary Prospectus, a capitalization as set forth therein.  The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the most recent Preliminary Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein, at the dates and for the periods indicated, and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved.  The selected financial information contained or incorporated by reference in the most recent Preliminary Prospectus is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements, as applicable, from which it has been derived.

(ii)                                  XBRL.  The interactive data in eXtensible Business Reporting Language incorporated by reference in the most recent Preliminary Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto in all material respects.

(jj)                                Statistical and Market Data.  Any statistical and market-related data included in the most recent Preliminary Prospectus are based on or derived from sources that the Partnership believes to be reliable and accurate, and the Partnership has obtained the written consent to the use of such data from such sources to the extent required.

(kk)                          Investment Company.  None of the Partnership Entities is, and as of Delivery Date and after giving effect to the offering and sale of the Units and the application of the proceeds therefrom as described under the caption “Use of Proceeds” in the most recent Preliminary Prospectus, none of them will be, an “investment company”  or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(ll)                                  No Legal Proceedings.  Except as described in the most recent Preliminary Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental or regulatory agency, body or official, domestic or foreign, now pending or, to the knowledge of the Partnership Parties, threatened, to which any of the Partnership Entities is or may be a party or to which any of the business or property of any of the Partnership Entities is or may be subject and (ii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Partnership Entities is or may be subject, that in, the case of clauses (i) and (ii) above, if determined adversely to any of the Partnership

Entities, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(mm)                  Contracts to be Described or Filed.  There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the most recent Preliminary Prospectus or to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been described in the most recent Preliminary Prospectus as required or filed as exhibits to the Registration Statement as required by the Securities Act or by the Rules and Regulations.

(nn)                          No Labor Dispute.  Except as described in the most recent Preliminary Prospectus, no labor disturbance by the employees of any of the Partnership Entities exists or, to the knowledge of the Partnership Parties, is imminent that could reasonably be expected to have a Material Adverse Effect.

(oo)                          Compliance with ERISA.  (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Partnership or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code, excluding any failures that individually or in the aggregate are not reasonably expected to result in a Material Adverse Effect; (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (b) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (c) the fair market value of the assets under each Plan subject to Title IV of ERISA does not exceed the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) by an amount reasonably expected to result in a Material Adverse Effect and (d) neither the Partnership or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(c)(3) of ERISA); and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code has received a determination letter (or may rely on an IRS opinion letter) that it is so qualified, or has timely submitted an application for such a determination that is currently being processed by the IRS, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(pp)                          Tax Returns.  Each of the Partnership Entities has filed all material federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due thereon other than those (i) that are being contested in good faith or (ii) that, if not paid, would not have a Material Adverse Effect, and the Partnership Parties do not have any knowledge of any tax deficiencies with respect to any Partnership Entity that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(qq)                          Sarbanes-Oxley Act.  Except as described in the most recent Preliminary Prospectus, there is and has been no failure on the part of a Partnership Entity or any of its directors or officers, in their capacities as such, to comply in all material respects with the provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(rr)                                Title to Properties.  The Partnership Entities have good and marketable title to all real property and good title to all personal property described in the most recent Preliminary Prospectus as being owned by the Partnership Entities, free and clear of all Liens (other than those arising under the Credit Agreement and the Indenture) except (i) as described in the most recent Preliminary Prospectus or (ii) such as do not materially interfere with the use of such properties, taken as a whole, by the Partnership Entities; provided that, with respect to any real property and buildings held under lease by the Partnership Entities, such real property and buildings are held under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of such properties, taken as a whole, by the Partnership Entities.

(ss)                              Permits.  The Partnership Entities have such permits, licenses, sub-licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the most recent Preliminary Prospectus, except for any of the foregoing that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the Partnership Entities has fulfilled and performed all of its material obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect.

(tt)                                Intellectual Property.  The Partnership Entities own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

(uu)                          Environmental Compliance.  The Partnership Entities (i) are, and at all times prior hereto were, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, national, state, provincial, regional, or local authority, relating to the protection of human health or safety, the environment, or natural resources, or to hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received notice of any actual or alleged violation of Environmental Laws, or of any potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance, violation, liability, or other obligation could not, in the aggregate, reasonably be expected to have a Material Adverse Effect or has otherwise already been resolved.  Except as described in the most recent Preliminary Prospectus, (A) there are no proceedings that are pending, or, to the knowledge of the Partnership Parties, known to be contemplated, against any Partnership Entities under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (B) the Partnership Parties are not aware of any issues regarding non-compliance by the Partnership Entities with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Partnership Entities taken as a whole, and (C) the Partnership Parties do not anticipate that the Partnership Entities will be required to incur material capital expenditures relating to Environmental Laws.

(vv)                          No Restrictions on Subsidiaries.  No subsidiary of the Partnership is currently prohibited, directly or indirectly, from paying any dividends to the Partnership, from making any other distribution on such subsidiary’s equity securities, from repaying to the Partnership any loans or advances to such subsidiary from the Partnership or from transferring any of such subsidiary’s property or assets to the Partnership or any other subsidiary of the Partnership, except as described in the most recent Preliminary Prospectus and except for any such restrictions contained in the Credit Agreement and the Indenture.

(ww)                      Foreign Corrupt Practices Act, Etc.  No Partnership Entity and, to the knowledge of the Partnership Parties, no director, officer, agent, employee, affiliate or other person associated with or acting on behalf of a Partnership Entity, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.  The Partnership maintains policies intended to promote compliance with all applicable anti-bribery and anti-corruption laws.

(xx)                          Money Laundering Laws.  The operations of the Partnership Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions where any of the Partnership Entities conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Partnership Entity with respect to the Money Laundering Laws is pending or, to the knowledge of the Partnership Parties, threatened.

(yy)                          Sanctions.  No Partnership Entity and, to the knowledge of the Partnership Parties, no director, officer, agent, employee or affiliate of a Partnership Entity is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of Commerce or the U.S. Department of State (collectively, “Sanctions”) or is located, organized or resident in a country or territory that is the subject of Sanctions. The Partnership Entities are not now knowingly engaged in any dealings or transactions with any person who, to the knowledge of the Partnership Parties, is currently the subject of Sanctions.

(zz)                            No Distribution of Other Offering Materials.  The Partnership has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Units, will not distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Underwriter has consented in accordance with Section 1(g) or 6(a)(vi) and any Issuer Free Writing Prospectus set forth on Schedule 1 hereto.

(aaa)                   Market Stabilization.  The Partnership has not taken and will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(bbb)                   Books and Records.  The Partnership (i) makes and keeps books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ccc)                      Insurance.  The Partnership Entities maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as is reasonably adequate to protect them and their businesses as is customary for companies engaged in similar businesses in similar industries.  None of the Partnership Entities has received notice from any insurer or agent of such insurer that material capital improvements or other material expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Delivery Date.

(ddd)                   Disclosure Controls.  The Partnership has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that (i) are designed to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to the General Partner’s principal executive officer and its principal financial officer by others within those entities; (ii) have been evaluated for effectiveness and presented in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2014; and (iii) as of December 31, 2014, are effective in all material respects to perform the functions for which they were established, except as disclosed in the most recent Preliminary Prospectus.

(eee)                      No Significant Deficiency in Internal Control over Financial Reporting.  Since the date of the most recent balance sheet of the Partnership reviewed by Ernst & Young LLP and the audit committee of the board of directors of the General Partner, (i) the Partnership has not been advised of (A) except as disclosed in the Pricing Disclosure Package, any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the ability of the Partnership to record, process, summarize and report financial information or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls over financial reporting of the Partnership, and (ii) except as disclosed in the Pricing Disclosure Package, since that date, there has been no significant change in internal controls over financial reporting that has materially affected such internal controls.

Any certificate signed by any officer of the Partnership Parties and delivered to the Underwriter or to counsel for the Underwriter in connection with the offering of the Units shall be deemed a representation and warranty by the Partnership Parties, as to matters covered thereby, to the Underwriter.

2.                                      Representations, Warranties and Agreements of the Selling Unitholders.  Each Selling Unitholder, severally and not jointly with the other Selling Unitholders, represents, warrants and agrees that:

(a)                                 Authority and Due Authorization.  The Selling Unitholder has all requisite legal right, power and capacity (if the Selling Unitholder is an individual) and power and authority (if the Selling Unitholder is not an individual) to execute and deliver this Agreement, the Custody Agreement, in the form heretofore furnished to the Underwriter (the “Custody Agreement”) and the Power of Attorney, in the form heretofore furnished to the Underwriter (the “Power of Attorney”), and to perform its obligations thereunder. On the Delivery Date, all action required to be taken by the Selling Unitholder or any of their respective legal representatives for the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement shall have been validly taken.

(b)                                 Authorization of this Agreement.  This Agreement has been duly authorized (if such Selling Unitholder is not an individual) and validly executed and delivered by or on behalf of such Selling Unitholder.

(c)                                  No Conflicts.  None of the offering and sale by the Selling Unitholder of the Units, the execution, delivery and performance of this Agreement, its Custody Agreement or Power of Attorney by such Selling Unitholder or the consummation of the transactions contemplated hereby by such Selling Unitholder (i) conflicts or will conflict with or constitutes or will constitute a violation of the certificate of trust and other organizational documents of the Selling Unitholder (if the Selling Unitholder is not an individual), (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, or result in the creation or imposition of any Lien upon any property or asset of the Selling Unitholder pursuant to, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Unitholder is a party or by which the Selling Unitholder’s properties or assets may be bound or subject or (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to the Selling Unitholder or any of the Selling Unitholder’s properties in a proceeding to which the Selling Unitholder or the Selling Unitholder’s property is a party, except in the cases of clauses (ii) and (iii) above, for any such conflict, breach, violation, default or Lien that would not, individually or in the aggregate, be reasonably expected to impair the ability of such Selling Unitholder to consummate the transactions contemplated by this Agreement.

(d)                                 No Consents.  No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body having jurisdiction over the Selling Unitholder or any of the Selling Unitholder’s properties or assets is required for the offering and sale by the Selling Unitholder of the Units, the execution, delivery and performance by the Selling Unitholder of this Agreement, the execution, delivery and performance of the Custody Agreements and Powers of Attorney or the consummation by the Selling Unitholder of the transactions contemplated by this Agreement, the Custody Agreements and Powers of Attorney, except for (A) for the registration of the Units under the Act and the consents required under the Exchange Act, and applicable “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriter, (B) for such consents that have been, or prior to the Delivery Date will be, obtained or made, and (C) for such permits, consents, approvals, authorizations, orders, registrations, filings or qualifications that, if not obtained, would not reasonably be expected to impair the ability of such Selling Unitholder to consummate the transactions contemplated by this Agreement.

(e)                                  Ownership of the Units.  The Selling Unitholder has, and immediately prior to the Delivery Date on which the Selling Unitholder is selling Units will have, (i) a valid “security entitlement” within the meaning of Section 8-501 of the UCC in respect thereof, free and clear of all Liens and (ii) legal right, power and capacity (if the Selling Unitholder is an individual) and power and capacity (if the Selling Unitholder is not an individual), to sell, transfer and delivery the Units to be sold by the Selling Unitholder, and has duly and irrevocably authorized Edward J. Faneuil, on behalf of such Selling Unitholder, to deliver the Units to be sold by such Selling Unitholder pursuant to this Agreement and authorized the Partnership to receive payment therefore pursuant hereto.

(f)                                   Title to the Units.  Upon payment for the Units pursuant to this Agreement, delivery of such Units, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Units in the name of Cede or such other nominee and the crediting of such Units on the books of DTC to the securities account of the Underwriter (assuming that neither DTC nor the Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”)) to such Units), (i) DTC shall be a “protected purchaser” of such Units within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriter will acquire a valid security entitlement in respect of such Units and (iii) no action based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Units may be asserted against the Underwriter with respect to such security entitlement; for purposes of this representation, the Selling Unitholder may assume that when such payment, delivery and crediting occur, (x) such Units will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Partnership’s unit registry in accordance with its Organizational Documents and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the account of the Underwriter on the records of DTC will have been made pursuant to the UCC.

(g)                                  Custody Agreement and Power of Attorney.  The Selling Unitholder has placed in custody under a custody agreement (the “Custody Agreement” and, together with all other similar agreements executed by the other Selling Unitholders, the “Custody Agreements”), for delivery under this Agreement, the Units to be sold by the Selling Unitholder hereunder. The Selling Unitholder has duly and irrevocably executed and delivered a power of attorney (the “Power of Attorney” and, together with all other similar agreements executed by the other Selling Unitholders, the “Powers of Attorney”) appointing the Custodian and Edward J. Faneuil as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Unitholder as provided in such agreement.

(h)                                 Enforceability of Power of Attorney and Custody Agreement.  The Power of Attorney and the Custody Agreement have been duly authorized (if such Selling Unitholder is a natural person), executed and delivered by or on behalf of the Selling Unitholder and constitute valid and legally binding obligations of the Selling Unitholder enforceable against the Selling Unitholder in accordance with their terms, subject to the Enforceability Exceptions.

(i)                                     No Distribution of Other Offering Materials.  The Selling Unitholder has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Units, will not distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Underwriter has consented in accordance with Section 1(g) or 6(a)(vi) and any Issuer Free Writing Prospectus set forth on Schedule 1 hereto.

(j)                                    Market Stabilization.  The Selling Unitholder has not taken and will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(k)                                 Selling Unitholder’s Intent.  The Selling Unitholder is not prompted by any information concerning the Partnership or its subsidiaries which is not set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus to sell its Units pursuant to this Agreement.

(l)                                     Sanctions.  The Selling Unitholder is not currently subject to any Sanctions or is resident in a country or territory that is the subject of Sanctions; and the Selling Unitholder will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person who, to the knowledge of the Selling Unitholder, is currently subject to any Sanctions or is located, organized or resident in any country or territory that, at the time of such funding, is the subject of Sanctions. The Selling Unitholder is not now knowingly engaged in any dealings or transactions with any person who, to the knowledge of the Selling Unitholder, is currently the subject of Sanctions.

(m)                             No Transfer Taxes.  There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or sale by the Selling Unitholder of the Units.

3.                                      Purchase of the Units by the Underwriter.  On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement, each Selling Unitholder agrees to sell the Units set forth next to such party’s name on Schedule 4 hereto to the Underwriter, and the Underwriter agrees to purchase the Units.

The price of the Units purchased by the Underwriter shall be $35.75 per Unit.

The Selling Unitholders shall not be obligated to deliver any of the Units to be delivered on the Delivery Date, except upon payment for all such Units to be purchased on the Delivery Date as provided herein.

4.                                      Offering of Units by the Underwriter.  Upon authorization by the Underwriter of the release of the Units, the Underwriter proposes to offer the Units for sale upon the terms and conditions to be set forth in the Prospectus.

5.                                      Delivery of and Payment for the Units.  Delivery of and payment for the Units shall be made at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date as shall be determined by agreement between the Underwriter and the Partnership.  This date and time are sometimes referred to as the “Delivery Date.”  Delivery of the Units shall be made to the Underwriter for the account of the Underwriter against payment by the Underwriter of the aggregate purchase prices of the Units being sold by the Selling Unitholders to or upon the order of the Selling Unitholders of the purchase price by wire transfer in immediately available funds to the accounts specified by the Selling Unitholders. Time shall be of the essence, and delivery at the time specified pursuant to this Agreement is a further condition of the obligation of the Underwriter hereunder.  The Selling Unitholders shall deliver the Units through the facilities of DTC unless the Underwriter shall otherwise instruct.

6.                                      Further Agreements of the Partnership Parties, the Selling Unitholders and the Underwriter.

(a)                                 The Partnership Parties, jointly and severally, agree:

(i)                                     To prepare the Prospectus in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Delivery Date except as provided herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Underwriter with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(ii)                                  Unless otherwise available on the Commission’s electronic data gathering, analysis and retrieval system (“EDGAR”) to furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(iii)                               To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request:  (A) unless otherwise available on EDGAR, conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per Unit earnings), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Units and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Underwriter and, upon their request, to file such document and to prepare and furnish without charge to the Underwriter and any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

(iv)                              To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the reasonable judgment of the Partnership Parties or the Underwriter, be required by the Securities Act or requested by the Commission;

(v)                                 Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing, which consent shall not be unreasonably withheld;

(vi)                              Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriter;

(vii)                           To comply with all applicable requirements of Rule 433 with respect to any Issuer Free Writing Prospectus; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Underwriter and, upon their request, to file such document and to prepare and furnish without charge to the Underwriter as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;

(viii)                        As soon as practicable after the Effective Date and in any event not later than 16 months after the date hereof, to make generally available to the Partnership’s security holders and, unless otherwise available on EDGAR, to deliver to the Underwriter an earnings statement of the Partnership Entities (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations;

(ix)                              Promptly from time to time to take such action as the Underwriter may reasonably request to qualify the Units for offering and sale under the securities laws of Canada and such other jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in connection therewith the Partnership shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject; and

(x)                                 For a period commencing on the date hereof and ending on the 45th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into or exchangeable for Common Units (other than the Units issued pursuant to employee benefit plans, qualified Unit option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights not issued under one of those plans, including grants or awards made pursuant to the Long-Term Incentive Plan), or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units (other than such grants pursuant to plans existing on the date hereof, including grants or awards made pursuant to the Long-Term Incentive Plan), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Common Units or securities convertible, exercisable or exchangeable into Common Units or any other securities of the Partnership (other than any registration statement on Form S-8) or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Barclays Capital Inc. and to cause the officers and directors of the General Partner, all as set forth on Schedule 2 hereto, to furnish to the Underwriter, on or prior to the date hereof, a letter or letters, substantially in the form of Exhibit A hereto (the “Lock-Up Agreements”); provided, however, that any gifts, family transfers and distributions from or to estate planning vehicles shall be exempt from the Lock-Up Period and shall not constitute a violation or breach of the Lock-Up Agreements; provided, further, that the transferees of such Common Units shall be subject to the lock-up provisions hereof and any such transfer shall be subject to and contingent upon the execution of a Lock-Up Agreement by such transferee.

(b)                                 The Selling Unitholders agree, severally and not jointly:

(i)                                     For a period commencing on the date hereof and ending on the 45th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into or exchangeable for Common Units, or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments, with respect to the registration of any Common Units or securities convertible, exercisable or exchangeable into Common Units or any other securities of the Partnership or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Barclays Capital Inc.;

(ii)                                  Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriter;

(iii)                               That the Units to be sold by the Selling Unitholder hereunder, which is held in custody for the Selling Unitholder, is subject to the interest of the Underwriter and the other Selling Unitholders thereunder, that the arrangements made by the Selling Unitholder for such custody are to that extent irrevocable, and that the obligations of the Selling Unitholder hereunder shall not be terminated by any act of the Selling Unitholder, by operation of law, by the death or incapacity of any individual Selling Unitholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event;

(iv)                              To deliver to the Underwriter (or its agent), prior to the Delivery Date a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 or an IRS Form W-8, as appropriate, together with all required attachments to such form; and

(v)                                 Prior to or concurrently with the execution and delivery of this Agreement, to execute and deliver to the Underwriter a Custody Agreement and Power of Attorney.

(c)                                  The Underwriter agrees that it shall not include any “issuer information” (as defined in Rule 433) in any “free writing prospectus” (as defined in Rule 405) used or referred to by the Underwriter without the prior consent of the Partnership Parties (any such issuer information with respect to whose use the Partnership Parties have given their consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Partnership with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 6(c), shall not be deemed to include information prepared by or on behalf of the Underwriter on the basis of or derived from issuer information.

7.                                      Expenses.  The Partnership agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the sale and delivery of the Units and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Units; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) any required review by the Financial Industry Regulatory Authority of the terms of sale of the Units (including related fees and expenses of counsel to the Underwriter); (f) the qualification of the Units under the securities laws of the several jurisdictions as provided in Section 6(a)(ix) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriter); (g) the investor presentations on any “road show” undertaken in connection with the marketing of the Units, including, without limitation, expenses associated with any electronic roadshow, travel and lodging expenses of the representatives and officers of the General Partner and the cost of any aircraft chartered in connection with the road show; (h) the delivery and distribution of the Custody Agreements and Powers of Attorney; and (i) all other costs and expenses incident to the performance of the obligations of the Partnership Parties and the Selling Unitholders under this Agreement; provided that, except as provided in this Section 7 and in Sections 9 and 11, the Underwriter shall pay its own costs and expenses, including the costs and expenses of its counsel, any transfer taxes on the Units which it may sell and the expenses of advertising any offering of the Units made by the Underwriter.

8.                                      Conditions of Underwriter’s Obligations.  The obligations of the Underwriter hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Partnership Parties and the Selling Unitholders contained herein, to the performance by the Partnership Parties and the Selling Unitholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a)                                 The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a)(i); the Partnership shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

(b)                                 The Underwriter shall not have discovered and disclosed to the Partnership Parties on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Baker Botts L.L.P., counsel for the Underwriter, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c)                                  All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Custody Agreements, the Powers of Attorney, the Units, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriter, and the Partnership Parties and the Selling Unitholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)                                 Vinson & Elkins L.L.P. shall have furnished to the Underwriter its written opinion, as counsel to the Partnership, addressed to the Underwriter and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriter, substantially in the form attached hereto as Exhibit B.

(e)                                  Edward Faneuil, General Counsel of the General Partner, shall have furnished to the Underwriter his written opinion, addressed to the Underwriter and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriter, substantially in the form attached hereto as Exhibit C.

(f)                                   Schwabe, Williamson & Wyatt, local counsel in Oregon, shall have furnished to the Underwriter its written opinion, addressed to the Underwriter and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriter, substantially in the form attached hereto as Exhibit D.

(g)                                  Nutter McClennen & Fish LLP, counsel to the Selling Unitholders, shall have furnished to the Underwriter its written opinion, addressed to the Underwriter and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriter, substantially in the form attached hereto as Exhibit E.

(h)                                 The Underwriter shall have received from Baker Botts L.L.P., counsel for the Underwriter, such opinion or opinions, dated such Delivery Date, with respect to the sale of the Units, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Underwriter may reasonably require, and the Partnership and the Selling Unitholders shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters.

(i)                                     At the time of execution of this Agreement, the Underwriter shall have received from Ernst & Young LLP a letter, in form and substance satisfactory to the

Underwriter, addressed to the Underwriter and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three business days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(j)                                    With respect to the letter of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Underwriter concurrently with the execution of this Agreement (the “initial letter”), each such firm shall have furnished to the Underwriter a letter (the “bring-down letter”) of such accountants, addressed to the Underwriter and dated such Delivery Date (i) confirming that such accountants are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three business days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(k)                                 The Partnership Parties shall have furnished to the Underwriter a certificate, dated such Delivery Date, signed on behalf of the Partnership by the Chief Executive Officer and the Chief Financial Officer of the General Partner stating that:

(i)                                     The representations, warranties and agreements of the Partnership Parties in Section 1 are true and correct on and as of such Delivery Date, and the Partnership Parties have complied with all their agreements contained herein and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to such Delivery Date;

(ii)                                  No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and the Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; and

(iii)                               They have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the latest Effective Date, (2) the Prospectus, as of its date and on the Delivery Date, or (3) the Pricing Disclosure Package, as of the Applicable Time and on the Delivery Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (B) since the latest Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth;

(l)                                     The Partnership Parties shall have furnished to the Underwriter a certificate, dated the date hereof, signed on behalf of the Chief Financial Officer of the General Partner stating that:

(i)                                     As the Chief Financial Officer of the General Partner, I am: (a) responsible for the financial and accounting matters of the Partnership and its subsidiaries, including oversight of the financial and accounting functions and staff; (b) knowledgeable about the internal accounting records and accounting practices, systems, policies and procedures of the Partnership and its subsidiaries; and (c) knowledgeable about and, together with the General Partner’s Chief Executive Officer, responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)).

(ii)                                  I, or a member of the Partnership’s accounting team for whom I am responsible, have reviewed the unaudited interim consolidated financial statements of Warren Equities, Inc. and its subsidiaries (“Warren”), a subsidiary of the Partnership, as of November 30, 2014 and for the six months ended November 30, 2014 and 2013 (the “Financial Statements”), incorporated by reference into the Pricing Disclosure Package and the Prospectus.

(iii)                               The amounts and percentages set forth in the Financial Statements are derived from preliminary accounting and operational records of Warren. Nothing has come to my attention that would lead me to believe that the Financial Statements are not accurate in all material respects or are misleading in any material respect.

(iv)                              Nothing has come to my attention that leads me to believe that the Financial Statements (a) have not been prepared in conformity with U.S. generally accepted accounting principles and (b) do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act of 1933, as amended, and the related rules and regulations adopted by the Securities and Exchange Commission.

(m)                             Each Selling Unitholder (or the Custodian or one or more attorneys-in-fact on behalf of such Selling Unitholder) shall have furnished to the Underwriter a certificate, dated such Delivery Date, stating that:

(i)                                     The representations, warranties and agreements of the Selling Unitholder in Section 2 are true and correct on and as of such Delivery Date, and the Selling Unitholder has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date; and

(ii)                                  They have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, the information with respect to the Selling Unitholder contemplated by Section 9(g) is true and correct in all material respects and did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading;

(n)                                 (i) none of the Partnership Entities shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the Units or long-term debt of any of the Partnership Entities or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, partners or shareholders’ equity, properties, management, business or prospects of the Partnership Entities taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(o)                                 Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any debt securities or preferred stock issued or guaranteed by any of the Partnership Entities by any “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Section 3(a)(62) of the Exchange Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any debt securities or preferred stock issued or guaranteed by any of the Partnership Entities (other than an announcement with positive implications of a possible upgrading).

(p)                                 Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:  (i) trading in securities generally on the New York Stock Exchange or NASDAQ or in the over-the-counter market, or trading in any securities of the Partnership on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(q)                                 The Lock-Up Agreements between the Underwriter and the officers, directors and unitholders of the Partnership Parties set forth on Schedule 2, delivered to the Underwriter on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

(r)                                    On or prior to the Delivery Date, the Partnership Parties shall have furnished to the Underwriter such further certificates and documents as the Underwriter may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

9.                                      Indemnification and Contribution.

(a)                                 Each of the Partnership Parties, jointly and severally, shall indemnify and hold harmless the Underwriter, its directors, officers and employees, affiliates of the Underwriter who have participated in the distribution of the Units as an underwriter, and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which the Underwriter, director, officer, employee, affiliate or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405) used or referred to by the Underwriter, (D) any “road show” (as defined in Rule 433) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”) or (E) any Blue Sky application or other document prepared or executed by the Partnership Parties (or based upon any written information furnished by the Partnership Parties for use therein) specifically for the purpose of qualifying any or all of the Units under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (ii) (A) the omission or alleged omission to state in the Registration Statement or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse the Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, director, officer, employee, affiliate or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Partnership Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, in reliance upon and in conformity with written information concerning the Underwriter furnished to the Partnership Parties by or on behalf of the Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 9(f).  The foregoing indemnity agreement is in addition to any liability which the Partnership Parties may otherwise have to the Underwriter or to any director, officer, employee or controlling person of the Underwriter.

(b)                                 Each Selling Unitholder, severally in proportion to the number of Units to be sold by each of them and not jointly, shall indemnify and hold harmless the Underwriter, its directors, officers and employees, affiliates of the Underwriter who have participated in the distribution of the Units as an underwriter, and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which the Underwriter, director, officer, employee, affiliate or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing

Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405) used or referred to by the Underwriter, (D) any Non-Prospectus Road Show or (E) any Blue Sky Application or (ii) (A) the omission or alleged omission to state in the Registration Statement or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Selling Unitholder furnished to the Partnership Parties by or on behalf of the Selling Unitholder specifically for inclusion therein, which information consists solely of the information specified in Section 9(g), and shall reimburse the Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, director, officer, employee, affiliate or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Unitholder shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, in reliance upon and in conformity with written information concerning the Underwriter furnished to the Partnership Parties by or on behalf of the Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 9(f).  The liability of the Selling Unitholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the total gross proceeds from the offering of the Units purchased under the Agreement received by the Selling Unitholder, as set forth in the table on the cover page of the Prospectus. The foregoing indemnity agreement is in addition to any liability which the Selling Unitholder may otherwise have to the Underwriter or to any director, officer, employee or controlling person of the Underwriter.

(c)                                  The Underwriter shall indemnify and hold harmless each of the Partnership Parties, each Selling Unitholder, their respective directors, officers and employees, and each person, if any, who controls any of the Partnership Parties or each Selling Unitholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Partnership Parties, such Selling Unitholder or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Underwriter furnished to the Partnership Parties by or on behalf of the Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 9(f), and subject to Section 9(d) shall reimburse the Partnership Party, the Selling Unitholders and any such director, manager, officer, employee or controlling person for any legal or other expenses reasonably incurred by the Partnership Party, the Selling Unitholders or any such director, manager, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.  The foregoing indemnity agreement is in addition to any liability that the Underwriter may otherwise have to the Partnership Parties, such Selling Unitholder or any such director, officer, employee or controlling person.

(d)                                 Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 9 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 9(d) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

(e)                                  If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a), 9(b), 9(c) or 9(d) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Partnership Parties and the Selling Unitholders, on the one hand, and the Underwriter, on the other, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership Parties and the Selling Unitholders, on the one hand, and the Underwriter, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Partnership Parties and the Selling Unitholders, on the one hand, and the Underwriter, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Selling Unitholders, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriter with respect to the Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand.  The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership Parties, the Selling Unitholders or the

Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Partnership Parties, the Selling Unitholders and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 9(e) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9(e) shall be deemed to include, for purposes of this Section 9(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 9(e), the Underwriter shall not be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Units underwritten by it exceeds the amount of any damages that the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f)                                   The Underwriter confirms and the Partnership Parties and the Selling Unitholders acknowledge and agree that the statements regarding delivery of Units by the Underwriter set forth on the cover page of, and the table setting forth the name of, and the number of Units to be purchased by, the Underwriter, the concession figure, the paragraphs relating to stabilization, short positions and penalty bids by the Underwriter and electronic distribution appearing under the caption “Underwriting” in the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning the Underwriter furnished in writing to the Partnership Parties by or on behalf of the Underwriter specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show.

(g)                                  The Selling Unitholders confirm and the Partnership Parties acknowledge and agree that the statements pertaining to the Selling Unitholders appearing under the caption “Selling Unitholders” in the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning the Selling Unitholders furnished in writing to the Partnership Parties by or on behalf of the Selling Unitholders specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show.

10.                               Termination.  The obligations of the Underwriter hereunder may be terminated by the Underwriter by notice given to and received by the Partnership prior to delivery of and payment for the Units if, prior to that time, any of the events described in Sections 8(l), 8(o) and 8(p) shall have occurred or if the Underwriter shall decline to purchase the Units for any reason permitted under this Agreement.

11.                               Reimbursement of Underwriter’s Expenses.

(a)                                 If the Selling Unitholders shall fail to tender the Units for delivery to the Underwriter at the Delivery Date by reason of any failure, refusal or inability on the part of the Partnership Parties to perform any agreement on their part to be performed, or because any other condition of the Underwriter’s obligations hereunder required to be fulfilled by the Partnership Parties is not fulfilled, the Partnership Parties will reimburse the Underwriter for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriter in connection with this Agreement and the proposed purchase of the Units, and upon demand the Partnership Parties shall pay the full amount thereof to the Underwriter.

(b)                                 If the Selling Unitholders shall fail to tender the Units for delivery to the Underwriter at the Delivery Date by reason of any failure, refusal or inability on the part of the Selling Unitholders to perform any agreement on their part to be performed, or because any other condition of the Underwriter’s obligations hereunder required to be fulfilled by the Selling Unitholders is not fulfilled, the Selling Unitholders will reimburse the Underwriter for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriter in connection with this Agreement and the proposed purchase of the Units, and upon demand the Selling Unitholders shall pay the full amount thereof to the Underwriter.

12.                               Research Analyst Independence.  Each of the Partnership Parties and the Selling Unitholders acknowledge that the Underwriter’s research analysts and research departments are required to be independent from its investment banking division and are subject to certain regulations and internal policies, and that the Underwriter’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of its investment banking division.  Each of the Partnership Parties and the Selling Unitholders hereby waive and release, to the fullest extent permitted by law, any claims that the Partnership Parties or the Selling Unitholders may have against the Underwriter with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Partnership Parties by the Underwriter’s investment banking division.  Each of the Partnership Parties and the Selling Unitholders acknowledge that the Underwriter is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

13.                               No Fiduciary Duty.  The Partnership Parties and the Selling Unitholders acknowledge and agree that in connection with this offering, sale of the Units or any other services the Underwriter may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriter:  (i) no fiduciary or agency relationship between the Partnership Parties, the Selling Unitholders and any other person, on the one hand, and the Underwriter, on the other, exists; (ii) the Underwriter is not acting as an advisor, expert or otherwise, to the Partnership Parties or the Selling Unitholders, including, without limitation, with respect to the determination of the public offering price of the Units, and such relationship between the Partnership Parties and the Selling Unitholders, on the one hand, and the Underwriter, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriter may have to the Partnership Parties or the Selling Unitholders shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriter and its affiliates may have interests that differ from those of the Partnership Parties and the Selling Unitholders.  The Partnership Parties and the Selling Unitholders hereby waive any claims that it may have against the Underwriter with respect to any breach of fiduciary duty in connection with this offering.

14.                               Notices, Etc.  All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)                                 if to the Underwriter, shall be delivered or sent by mail or facsimile transmission to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: 646-834-8133);

(b)                                 if to the Partnership, shall be delivered or sent by mail or facsimile transmission to the address of the Partnership set forth in the Registration Statement, Attention: Edward Faneuil (Fax: 781-398-9211); and

(c)                                  if to the Selling Unitholders, shall be delivered or sent by mail or facsimile transmission to Edward Faneuil, P.O. Box 9161, 800 South Street, Waltham, Massachusetts 02454 (Fax: 781-398-9211).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

15.                               Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Partnership Parties, the Selling Unitholders and their respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Partnership Parties and the Selling Unitholders in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees and affiliates of the Underwriter who have participated in the distribution of the Units as underwriters and each person or persons, if any, who control the Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriter contained in Section 9(b) of this Agreement shall be deemed to be for the benefit of the directors of the General Partner, the officers of the General Partner who have signed the Registration Statement and any person controlling the Partnership Parties within the meaning of Section 15 of the Securities Act.  Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

16.                               Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Partnership Parties, the Selling Unitholders and the Underwriter contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

17.                               Definition of the Terms “Business Day” and “Subsidiary”.  For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405.

18.                               Governing Law.  This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

19.                               Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriter is required to obtain, verify and record information that identifies its clients, including the Partnership and the Selling Unitholders, which information may include the name and address of its clients, as well as other information that will allow the Underwriter to properly identify its clients.

20.                               Counterparts.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

21.                               Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature page follows]

If the foregoing correctly sets forth the agreement among the Partnership Parties, the Selling Unitholders and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

GLOBAL PARTNERS LP

By:	Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
	Name:	Edward J. Faneuil
	Title:	Secretary, Executive Vice President and General Counsel

GLOBAL GP LLC

By:	/s/ Edward J. Faneuil
	Name:	Edward J. Faneuil
	Title:	Secretary, Executive Vice President and General Counsel

GLOBAL OPERATING LLC

By:	/s/ Edward J. Faneuil
	Name:	Edward J. Faneuil
	Title:	Secretary, Executive Vice President and General Counsel

THE SELLING UNITHOLDERS NAMED IN SCHEDULE 4

By:	/s/ Edward J. Faneuil
	Name:	Edward J. Faneuil
	Title:	Attorney-in-Fact

Signature Page to Underwriting Agreement

Accepted:
BARCLAYS CAPITAL INC.

By:	/s/ Victoria Hale
	Name:	Victoria Hale
	Title:	Vice President

Signature Page to Underwriting Agreement

SCHEDULE 1

ISSUER FREE WRITING PROSPECTUSES

None.

SCHEDULE 2

PERSONS DELIVERING LOCK-UP AGREEMENTS

1.	Global Petroleum Corp.

2.	Montello Oil Corporation

3.	Chelsea Terminal Limited Partnership

4.	Larea Holdings LLC

5.	Larea Holdings II LLC

6.	Sandwich Terminal, L.L.C.

7.	Richard Slifka

8.	Eric Slifka

9.	Andrew Slifka

10.	Mark Romaine

11.	Daphne H. Foster

12.	Edward J. Faneuil

13.	Charles A. Rudinsky

14.	David K. McKown

15.	Robert J. McCool

16.	Kenneth I. Watchmaker

17.	The Estate of Alfred Slifka

SCHEDULE 3

ORALLY CONVEYED PRICING INFORMATION

1.	Public offering price: $36.10

2.	Number of Units offered: 1,956,234

SCHEDULE 4

Selling Unitholders	Number of Units

Estate of Alfred Slifka	95,627
Richard Slifka	361,895
Amy Cook	251,741
Karen Dattilo	251,770
Andrew Slifka	242,759
Eric Slifka	242,759
Adam Slifka	254,840
Jennifer Vidal	254,843
Total	1,956,234

Exhibit A

LOCK-UP LETTER AGREEMENT

Barclays Capital Inc.

745 Seventh Avenue

New York, New York, 10019

Ladies and Gentlemen:

The undersigned understands that you (the “Underwriter”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by you of common units representing limited partner interests (the “Common Units”), of Global Partners LP, a Delaware limited partnership (the “Partnership”) from AE certain selling unitholders named in Schedule 4 to the Underwriting Agreement (each, a “Selling Unitholder”), and that you propose to reoffer the Common Units to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by you, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Barclays Capital Inc., the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units (including, without limitation, Common Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Units that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Units, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Units or securities convertible into or exercisable or exchangeable for Common Units or any other securities of the Partnership or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 45th day after the date of the Prospectus relating to the Offering (such 45-day period, the “Lock-Up Period”); provided, however, that any gifts, family transfers and distributions from or to estate planning vehicles shall be exempt from the Lock-Up Period and shall not constitute a violation or breach of this Lock-Up Letter Agreement; provided, further, that the transferees of such Common Units shall be subject to the lock-up provisions of the Underwriting Agreement and any such transfer shall be subject to and contingent upon the execution of a Lock-Up Agreement in the form hereof by such transferee.

In furtherance of the foregoing, the Partnership and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Partnership or the Selling Unitholders notify the Underwriter that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Units, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Partnership, the Selling Unitholders and the Underwriter will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions.  Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Partnership, the Selling Unitholders and the Underwriter.

[Signature page follows]

2

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof.  Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

Dated:

3

EXHIBIT B

FORM OF OPINION OF VINSON & ELKINS L.L.P.

(a)                                 The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with full partnership power and authority to own or lease its properties and to conduct its business in all material respects as described in the Pricing Disclosure Package and the Prospectus.

(b)                                 Each of the General Partner, Global Operating, Global Companies and Chelsea Sandwich has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with full limited liability company power and authority to own or lease its properties and to conduct its business in all material respects as described in the Pricing Disclosure Package and the Prospectus, and, in the case of the General Partner, to act as general partner of the Partnership.

(c)                                  Each of Global Montello, Glen Hes, Warren and Maryland Oil has been duly incorporated and is validly existing in good standing as a corporation under the DGCL with full corporate power and authority to own or lease its properties and to conduct its business in all material respects as described in the Pricing Disclosure Package and the Prospectus.

(d)                                 Warex is validly existing in good standing as a corporation under the New York Business Corporation Law with full corporate power and authority to own or lease its properties and to conduct its business in all material respects as described in the Pricing Disclosure Package and the Prospectus.

(d)                                 The General Partner is the sole general partner of the Partnership with a 0.74% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as a debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or pursuant to the Credit Agreement and the Indenture.

(e)                                  The Units and the limited partner interests represented thereby have been duly authorized by the Partnership Agreement and validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act and otherwise by matters described in the Pricing Disclosure Package).

(f)                                   The Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters

Exhibit B-1

described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act and otherwise by matters described in the Pricing Disclosure Package).

(g)                                  The Partnership owns a 100% membership interest in Global Operating; such membership interest has been duly authorized and validly issued in accordance with the Global Operating LLC Agreement and is fully paid (to the extent required under the Global Operating LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act or pursuant to the Credit Agreement and the Indenture.

(h)                                 Global Operating owns a 100% membership interest in each of Global Companies and Chelsea Sandwich and 100% of the capital stock of Global Montello; and Global Companies owns a 100% of the capital stock in Glen Hes. Such membership interests have been duly authorized and validly issued in accordance with the respective Operating Subsidiary LLC Agreements and are fully paid (to the extent required under the applicable Operating Subsidiary LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Global Operating owns such membership interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Global Operating as a debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act or pursuant to the Credit Agreement or the Indenture.  In the case of such Operating Subsidiaries that are corporations, such capital stock has been duly authorized and validly issued in accordance with the DGCL or the New York Business Corporation Law, as applicable, and is fully paid and nonassessable; and Global Operating or Global Companies, as the case may be, owns such capital stock free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Global Operating or Global Companies, as applicable, as a debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the DGCL or pursuant to the Credit Agreement or the Indenture.

(i)                                     Except as described in the Pricing Disclosure Package and contained in the Organizational Documents, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of any equity securities of, any of the Partnership Entities arising under any agreement required to be described in the Pricing Disclosure Package or, to such counsel’s knowledge, to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations.  To such counsel’s knowledge and except as provided in the Partnership Agreement or as described in the Pricing Disclosure Package, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any

Exhibit B-2

Units or other securities of any of the Partnership Entities other than for such rights that have been waived.

(j)                                    Each of the Partnership Parties has all requisite partnership or limited liability company power and authority, as the case may be, to execute and deliver this Agreement and perform its respective obligations hereunder.  All partnership and limited liability company action, as the case may be, required to be taken by the Partnership Parties or any of their respective members or partners for the execution and delivery by the Partnership Parties of this Agreement and the consummation of the transactions contemplated by this Agreement shall have been validly taken.

(k)                                 This Agreement has been duly authorized, executed and delivered by each of the Partnership Parties.

(l)

(i)                                     The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms;

(ii)                                  The Global Operating LLC Agreement has been duly authorized, executed and delivered by the Partnership and is a valid and legally binding agreement of Partnership in accordance with its terms; and

(iii)                               Each Operating Subsidiary LLC Agreement of Global Companies and Chelsea Sandwich has been duly authorized, executed and delivered by Global Operating and is a valid and legally binding agreement of Global Operating;

provided that, with respect to each such agreement, the enforceability thereof may be limited by the Enforceability Exceptions and public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(m)                             None of the offering and sale by the Selling Unitholders of the Units, the execution, delivery and performance of this Agreement by the Partnership Parties and the Selling Unitholders, the execution, delivery and performance of the Custody Agreements and Powers of Attorney or the consummation by the Partnership Parties and the Selling Unitholders of the transactions contemplated hereby (i) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of the Partnership Entities organized in Delaware, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, or create a Lien upon any property or asset of any of the Partnership Parties, pursuant to, this Agreement, the Credit Agreement or the Indenture, or (iii) violates or will violate the Delaware LP Act, the Delaware LLC Act, the DGCL or federal law, which breaches, violations, Liens or defaults, in the case of clauses (ii) and (iii), would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; provided, however that no opinion is expressed pursuant to this paragraph with respect to securities and other anti-fraud statutes, rules or regulations.

Exhibit B-3

(n)                                 No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any U.S. Federal or Delaware court or governmental authority under the Delaware LP Act, the Delaware LLC Act, the DGCL or federal law is required for the offering and sale by the Selling Unitholders of the Units, the execution, delivery and performance by the Partnership Parties and the Selling Unitholders of this Agreement, the execution, delivery and performance of the Custody Agreements and Powers of Attorney or the consummation by the Partnership Parties and the Selling Unitholders of the transactions contemplated by this Agreement, the Custody Agreements and the Powers of Attorney, except for such consents as may be required under the Securities Act, the Exchange Act, the Rules and Regulations and state securities or “Blue Sky” laws and applicable rules and regulations under such laws.

(o)                                 The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, and the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein.  To such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding or examination for such purpose has been instituted or threatened by the Commission.

(p)                                 The Registration Statement, on the latest Effective Date, and the Prospectus, when filed with the Commission pursuant to Rule 424(b) and on the Delivery Date, appeared, on their face, appropriately responsive, in all material respects, to the requirements of the Securities Act and the Rules and Regulations, except that in each case such counsel need express no opinion with respect to the financial statements and the notes and schedules thereto and the independent public accounting firm’s report thereon or other financial data and statistical data derived from financial data contained or incorporated by reference in or omitted from the Registration Statement, the Prospectus or the most recent Preliminary Prospectus.

(q)                                 The statements in the most recent Preliminary Prospectus under the captions “Description of the Common Units,” “How We Make Cash Distributions,” “Conflicts of Interest and Fiduciary Duties” and “The Partnership Agreement,” insofar as they constitute descriptions of agreements or refer to statements of law or legal conclusions are accurate in all material respects; and the Common Units and the Incentive Distribution Rights conform in all material respects to the descriptions thereof contained in the most recent Preliminary Prospectus under the captions “Description of the Common Units” and “How We Make Cash Distributions.”

(r)                                    The opinion of Vinson & Elkins L.L.P. that is filed as Exhibit 8.1 to the Partnership’s Current Report on Form 8-K filed on March [    ], 2015 is confirmed and the Underwriter may rely upon such opinion as if it were addressed to them.

(s)                                   None of the Partnership Parties is, and after giving effect to the offering and sale of the Units and the application of the proceeds thereof as described in the most recent Preliminary Prospectus, none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

In rendering such opinion, such counsel may (A) rely, without independent investigation or verification, in respect of matters of fact upon certificates of officers and

Exhibit B-4

employees of the Partnership Entities, upon information obtained from public officials and upon the representations of the Partnership Parties set forth in this Agreement, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act and the DGCL, (D) with respect to the opinions expressed in paragraphs (a), (b) and (c) above as to the valid existence and good standing as a corporation, limited partnership or limited liability company, as the case may be, of the Partnership Parties, state that such opinions are based upon certificates or oral assurances of existence and good standing provided by the Secretary of State of the State of Delaware, (E) with respect to the opinions expressed in clause (i) of paragraphs (e), (h) and (i) above, respectively, such counsel relied solely on reports, dated as of recent dates, purporting to describe all financing statements on file as of the dates specified therein in the office of the Secretary of the State of Delaware naming the one or more of the Partnership Parties, as debtors, and (F) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or equity holders of any of the Partnership Entities may be subject.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Partnership Parties, representatives of the Selling Unitholders, representatives of the independent registered public accounting firm of the Partnership, and representatives of the Underwriter, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel did not independently verify, is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in paragraph (s) above), on the basis of the foregoing, nothing has come to the attention of such counsel that causes it to believe that:

(A)                               the Registration Statement, as of its most recent Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(B)                               the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or

(C)                               that the Prospectus, as of its date or as of such Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

it being understood that such counsel need not express any statement or belief with respect to (i) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the independent public accounting firm’s report thereon, or (ii) the other financial data and statistical data derived from financial data included or incorporated by reference therein.

Exhibit B-5

EXHIBIT C

FORM OF OPINION OF EDWARD FANEUIL

(a)                                 The Partnership is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of the jurisdictions set forth on a schedule to such opinion.

(b)                                 Each of the General Partner, Global Operating, Global Companies, Chelsea Sandwich, Alliance Global Marketing, Global Marketing II, Global CNG and Bursaw Oil is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of the jurisdictions set forth on a schedule to such opinion.

(c)                                  Each of Global Montello, Glen Hes, Warren and Maryland Oil is duly registered or qualified as a foreign corporation for the transaction of business under the laws of the jurisdictions set forth on a schedule to such opinion.

(d)                                 Richard Slifka, the Estate of Alfred Slifka, trusts for the benefit of certain family members of Alfred Slifka and Richard Slifka, Larea and Larea II collectively own 100% of the outstanding membership interests in the General Partner free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the Commonwealth of Massachusetts with respect to the Estate of Alfred Slifka, Richard Slifka and trusts for the benefit of certain family members of Alfred Slifka and Richard Slifka, and the State of Delaware with respect to Larea and Larea II, in each case naming any of them as a debtor is on file in the office of the Secretary of State of the Commonwealth of Massachusetts or the Secretary of State of the State of Delaware, as applicable, or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the laws of the Commonwealth of Massachusetts or the Delaware LLC Act or contained in the General Partner LLC Agreement.

(e)                                  Each of Alliance and Bursaw Oil has been duly formed and is validly existing in good standing as a limited liability company under the Massachusetts Limited Liability Company Act with full limited liability company power and authority to own or lease its properties and to conduct its business in all material respects as described in the most recent Preliminary Prospectus.

(f)                                   Each of Global Marketing, Global Marketing II and Global CNG has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with full limited liability company power and authority to own or lease its properties and to conduct its business in all material respects as described in the most recent Preliminary Prospectus.

(g)                                  Global Operating owns a 100% membership interest in Global Marketing, Global Marketing II, Global CNG and Alliance; Alliance owns a 100% membership interest in Bursaw Oil; Global Operating owns 100% of the capital stock of GPEC; Global Montello owns 100% of the capital stock of Warren; and Warren owns 100% of the capital stock of each of Puritan Oil, Warex, Drake and Maryland Oil. Such membership interests have been duly authorized and validly issued in accordance with the respective Operating Subsidiary LLC

Exhibit C-1

Agreements and are fully paid (to the extent required under the applicable Operating Subsidiary LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Global Operating or Alliance, as the case may be, owns such membership interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Global Operating or of the Commonwealth of Massachusetts naming Alliance, as a debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or the Commonwealth of Massachusetts, as applicable or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Massachusetts LLC Act or pursuant to the Credit Agreement and the Indenture.

(h)                                 Each of the Operating Subsidiary LLC Agreements of Global Marketing, Global Marketing II, Global CNG, Alliance and Bursaw has been duly authorized, executed and delivered by Global Operating, and is a valid and legally binding agreements of Global Operating; provided that, with respect to each such agreement, the enforceability thereof may be limited by the Enforceability Exceptions and public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(i)                                     The General Partner LLC Agreement has been duly authorized, executed and delivered by Alfred Slifka, Richard Slifka and trusts for the benefit of certain family members of Alfred Slifka and Richard Slifka, Larea and Larea II and is a valid and legally binding agreement of the Estate of Alfred Slifka, Richard Slifka and trusts for the benefit of certain family members of Alfred Slifka and Richard Slifka, Larea and Larea II, enforceable against the Estate of Alfred Slifka, Richard Slifka, trusts for the benefit of certain family members of Alfred Slifka and Richard Slifka, Larea and Larea II in accordance with its terms; provided that, with respect to such agreement the enforceability thereof may be limited by the Enforceability Exceptions and public policy, applicable law relating to fiduciary duties, indemnification and contribution and an implied covenant of good faith and fair dealing.

(j)                                    None of the offering and sale of the Units, the execution, delivery and performance by the Partnership Parties and the Selling Unitholders of this Agreement or the consummation by the Partnership Parties and the Selling Unitholders of the transactions contemplated hereby (i) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of Alliance and Bursaw Oil, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, or result in the creation or imposition of any Lien upon any property or asset of any of the Partnership Entities pursuant to, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel (other than this Agreement, the Credit Agreement and the Indenture) to which any of the Partnership Entities is a party or by which any of them or any of their respective properties or assets may be bound or subject, (iii) violates or will violate any order, judgment, decree or injunction known to such counsel of any court or governmental agency or body to which any of the Partnership Entities or any of their properties are subject, or (iv) violates or will violate the laws of the Commonwealth of Massachusetts (other than any state securities laws or broker/dealer laws, as to which such counsel expresses no opinion), which breaches, violations, Liens or defaults in the case of clauses (ii), (iii) and (iv) above, would reasonably be expected to, individually or in the

Exhibit C-2

aggregate, have a Material Adverse Effect; provided, however that no opinion is expressed pursuant to this paragraph with respect to securities and other anti-fraud statutes, rules or regulations.

(k)                                 No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any Massachusetts court or governmental agency or body under the laws of the Commonwealth of Massachusetts is required for the offering and sale of the Units, the execution, delivery and performance of this Agreement by the Partnership Parties and the Selling Unitholders or the consummation by the Partnership Parties and the Selling Unitholders of the transactions contemplated by this Agreement, except for such consents as may be required under state securities or “Blue Sky” laws and applicable rules and regulations under such laws, as to which such counsel expresses no opinion.

To such counsel’s knowledge, there are no legal or governmental proceedings pending or threatened against any of the Partnership Entities, or to which any of the Partnership Entities is a party, or to which any of their respective properties is subject, that are required to be described in the most recent Preliminary Prospectus and are not described as required; and, to such counsel’s knowledge, there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the most recent Preliminary Prospectus or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been described in the most recent Preliminary Prospectus as required or filed as exhibits to the Registration Statement as required.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Partnership Parties and upon information obtained from public officials, (B) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (C) state that his opinion is limited to federal laws, the laws of the Commonwealth of Massachusetts, the Delaware LP Act, the Delaware LLC Act and the DGCL, (D) with respect to the opinions expressed in clause (i) of paragraphs (d) and (e) above, respectively, such counsel relied solely on reports, dated as of recent dates, purporting to describe all financing statements on file as of the dates specified therein in the office of the Secretary of the State of Delaware naming one or more of the Partnership Entities or their affiliates, as debtors, (E) state that he expresses no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities may be subject and (F) with respect to the opinions expressed in paragraphs (a), (b), (c), (d) and (e) above as to the valid existence, good standing, due qualification or registration as a foreign corporation, limited partnership or limited liability company, as the case may be, of the Partnership Entities, state that such opinions are based upon certificates or oral assurances of existence, good standing, foreign qualification or registration provided by the Secretary of State of the states listed on a schedule to such opinion.

In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Partnership Parties, representatives of the Selling Unitholders, representatives of the independent registered public accounting firm of the Partnership, and representatives of the Underwriter, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were

Exhibit C-3

discussed, and although such counsel did not independently verify, is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, on the basis of the foregoing, nothing has come to the attention of such counsel that causes him to believe that:

(i)                                     the Registration Statement, at the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(ii)                                  the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or

(iii)                               that the Prospectus, as of its date or as of such Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

it being understood that such counsel need not express any statement or belief with respect to (i) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the independent public accounting firm’s report thereon, or (ii) the other financial and statistical data included or incorporated by reference therein.

Exhibit C-4

EXHIBIT D

OPINION OF SCHWABE, WILLIAMSON & WYATT

(a)                                 Cascade Kelly is a limited liability company duly formed and validly existing under the laws of the State of Oregon with full limited liability company power and authority to own or lease its properties and conduct its business as described in the most recent Preliminary Prospectus.

Exhibit D-1

EXHIBIT E

OPINION OF NUTTER MCCLENNEN & FISH LLP

(a)                                 This Agreement has been duly executed and delivered by each of the Selling Unitholders.

(b)                                 None of the offering and sale by the Selling Unitholders of the Units, the execution, delivery and performance of this Agreement by the Selling Unitholders, the execution, delivery and performance of the Custody Agreement and Power of Attorney or the consummation by the Selling Unitholders of the transactions contemplated hereby (i) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, or create a Lien upon any property or asset of any of the Selling Unitholders, pursuant to, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to us to which the Selling Unitholder is a party or by which the Selling Unitholder’s properties or assets may be bound or subject, or (ii) violates or will violate the federal law; provided, however that no opinion is expressed pursuant to this paragraph with respect to securities and other anti-fraud statutes, rules or regulations.

(c)                                  No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any U.S. Federal or Massachusetts court or governmental authority under the Massachusetts Corporations Act or federal law is required for the offering and sale by the Selling Unitholders of the Units, the execution, delivery and performance the Selling Unitholders of this Agreement, the execution, delivery and performance of the Custody Agreement and Power of Attorney or the consummation by the Selling Unitholders of the transactions contemplated by this Agreement, except for such consents as may be required under the Securities Act, the Exchange Act, the Rules and Regulations and state securities or “Blue Sky” laws and applicable rules and regulations under such laws.

(d)                                 Upon payment for the Units to be sold by the Selling Unitholders, delivery (within the meaning of Section 8-301 of the UCC) of such Units to Cede & Co. or such other nominee as may be designated by DTC, the registration of such Units in the name of Cede & Co. or such other nominee and the crediting of the Units on the books of DTC to “securities accounts” (within the meaning of Section 8-501(a) of the UCC) of the Underwriter (assuming that neither DTC nor the Underwriter have “notice of an adverse claim” (within the meaning of Section 8-105 of the UCC) to such Units) (i) the Underwriter will acquire a “security entitlement” (within the meaning of Section 8-102(a)(17) of the UCC) in respect of such Units and (ii) no action based on any “adverse claim” (within the meaning of Section 8-102(a)(1) of the UCC) to such Units may be asserted against the Underwriter with respect to such “security entitlement.”

Exhibit E-1